SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 17, 2003

                             WASTE CONNECTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                           COMMISSION FILE NO. 0-23981


                                   94-3283464
                      (I.R.S. Employer Identification No.)


                35 Iron Point Circle, Suite 200, Folsom, CA 95630
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (916) 608-8200



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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.  Financial Statements and Exhibits.

         (c)   The following Exhibits are furnished herewith:

               99.1 Press release, dated September 17, 2003.

Item 9.  Regulation FD Disclosure.

         The information furnished under this Item 9 is intended to be furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216.

         On September 17, 2003, Waste Connections, Inc. issued a press release to announce the closing of acquisitions in California, Mississippi, Iowa, Nebraska and South Dakota and to update previous third quarter 2003 guidance for revenue and operating income before depreciation and amortization. A copy of the press release is attached hereto as Exhibit
         99.1 and is incorporated herein by reference.




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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                       WASTE CONNECTIONS, INC.
                                       (Registrant)

                                       BY: /s/  Ronald J. Mittelstaedt
Date:  September 17, 2003                  -------------------------------------
                                           Ron J. Mittelstaedt,
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX


       Exhibit No.          DESCRIPTION
       -----------          -----------
         99.1               Press release dated September 17, 2003, issued by
                            Waste Connections, Inc.